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                                                                   Exhibit 10.12

                      FISHER SCIENTIFIC INTERNATIONAL INC.

            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is dated as of February 25, 2004, and entered into by and among FISHER SCIENTIFIC INTERNATIONAL INC. ("COMPANY"), FISHER SCIENTIFIC COMPANY L.L.C. ("FSCLLC"; Company and FSCLLC are each individually referred to herein as a "BORROWER" and collectively as "BORROWERS"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF, DEUTSCHE BANK AG, NEW YORK BRANCH (in its capacity as administrative agent, the "ADMINISTRATIVE AGENT" or "DEUTSCHE BANK"), DEUTSCHE BANK SECURITIES INC., as Joint Lead-Arranger, BANC OF AMERICA SECURITIES LLC, as Joint Lead-Arranger and CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, and BANK OF AMERICA N.A., as Syndication Agents, and solely for purpose of Section 2 hereof, the Credit Support Parties (as defined in Section 2 hereof), and is made with reference to that certain Amended and Restated Credit Agreement, dated as of September 10, 2003, as amended (the "CREDIT AGREEMENT"), by and among Borrowers, Lenders and the predecessor Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

         WHEREAS, Borrowers desire to make certain amendments to the Credit Agreement as set forth below;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

         1.1 AMENDMENTS TO SECTION 1.01: DEFINED TERMS.

            A. Section 1.01 of the Credit Agreement is hereby amended as follows:

                (i) The definition of "Consolidated EBITDA" is amended by restating clause (a)(xii) thereof to read in its entirety as follows:

                  "(xii) cash fees and expenses paid or incurred in connection with Perbio Transaction Investments and the Oxoid Transaction Investments;".


                (ii) The definition of "Consolidated EBITDA" is amended by restating the third sentence thereof to read in its entirety as follows:

                  "If the allocation of the purchase price for the Perbio Acquisition or the Oxoid Acquisition results in a write-up in the book value of any inventory owned by
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         Perbio and its subsidiaries or Oxoid and its subsidiaries, then (except for purposes of calculating the Total Leverage Ratio to determine the Applicable Rate) Consolidated EBITDA shall be calculated as though such write-up had not occurred.".

                (iii) The definition of "Net Investment Amount" is amended as follows:

                  A. Clause (v) of clause (a) is restated to read in its entirety as follows:

                  "(v) Perbio Transaction Investments and Oxoid Transaction

         Investments".

                  B. The second parenthetical in clause (b) is amended to read in its entirety as follows:

                  "(excluding (A) any such dividends, distributions or payments by a Subsidiary the investments in which were made in reliance on clause (l) of
Section 6.04, or by an Excluded Subsidiary or a Receivables Subsidiary or in respect of any Subordinated Receivables Transfer Debt, any Perbio Transaction Investments or any Oxoid Transaction Investments, (B) any such Net Proceeds from the sale or disposition of investments in Subsidiaries made in reliance on clause (l) of Section 6.04, the sale or disposition of an Excluded Subsidiary, the sale or disposition of investments in a Receivables Subsidiary or any Subordinated Receivables Transfer Debt, any Perbio Transaction Investments or any Oxoid Transaction Investments and (C) Special Notes)".

                (iv) Clause (f) of the definition of "Permitted Acquisition" is restated to read in its entirety as follows:

                "(f) the Company and the Subsidiaries are in compliance, on a pro forma basis after giving effect to such acquisition, with the covenants contained in Sections 6.12, 6.13 and 6.14 recomputed as of the last day of the most recently ended fiscal quarter of the Company for which financial statements are available as if such acquisition had occurred on the first day of each relevant period for testing compliance (but measuring Total Indebtedness for purposes of Section 6.13 and Senior Indebtedness for purposes of Section 6.14 as of the date of such acquisition, giving effect to incurrences and prepayments of Indebtedness since such last day of the most recently ended fiscal quarter),".

                (v) The following defined terms are added to Section 1.01 of the Credit Agreement in their appropriate alphabetical position:

                ""Oxoid" means Oxoid Group Holdings Limited.

                "Oxoid Acquisition" means the acquisition by a wholly-owned Subsidiary of the Company of all or substantially all of the outstanding Equity Interests of Oxoid, pursuant to the Oxoid Acquisition Agreement.

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                "Oxoid Acquisition Agreement" means that certain Share Sale
Agreement relating to the acquisition of the entire issued share capital of Oxoid, to be entered into among the vendors listed therein, the Company, and PPM Ventures Limited, in the form of the draft that was delivered to the Administrative Agent on February 9, 2004, with such amendments and other modifications and related documents as the Administrative Agent, in its reasonable discretion, determines are not materially adverse to the Administrative Agent or the Lenders.

                "Oxoid Acquisition Debt" means up to $350,000,000 in aggregate principal amount of Indebtedness incurred within 60 days of the closing of the Oxoid Acquisition (a) which satisfies the requirements of Senior Debt and (b) all of the net proceeds of which are used to finance or refinance a portion or all of the Oxoid Transaction Investments.

                "Oxoid Transaction Investments" means an aggregate amount of up to $400,000,000 of investments, consisting of (a) the acquisition of Equity Interests from time to time in Oxoid pursuant to the Oxoid Acquisition, (b) additional investments in Oxoid to the extent necessary to repay Indebtedness of Oxoid and its subsidiaries outstanding at the time that the outstanding Equity Interests of Oxoid are acquired pursuant to the Oxoid Acquisition, (c) any cash loans and advances to, or other cash investments in, Foreign Subsidiaries made by the Company or any Subsidiary Guarantor, to the extent that the proceeds thereof are used directly or indirectly to make investments described in clause
(a) or (b) above or to pay fees and expenses incurred in connection with the Oxoid Acquisition, and (d) Equity Interests in the Company to the extent used directly or indirectly to make investments described in clauses (a) or (b) above; provided that if the aggregate amount of investments described in clauses
(a) through (d) above exceeds $400,000,000, such excess investments shall not constitute Oxoid Transaction Investments, but may nonetheless be permitted under this Agreement so long as such investments otherwise comply with the terms and conditions of this Agreement.".

         1.2 AMENDMENT TO SECTION 2.20.

            Section 2.20 of the Credit Agreement is hereby amended by deleting clause (a)(ii) and restating it to read as follows:

                  "(ii) the aggregate principal amount of Senior Debt issued after the Effective Date in excess of the sum of (x) the outstanding amount of Oxoid Acquisition Debt plus (y) $400,000,000 (if the Senior Leverage Ratio is greater than or equal to 3.50 to 1.00 at the time such Incremental Term Loan is incurred (after giving pro forma effect to the Incremental Term Loan to be incurred)), $525,000,000 (if the Senior Leverage Ratio is less than 3.50 to 1.00 but greater than or equal to 3.00 to 1.00 at the time such Incremental Term Loan is incurred (after giving pro forma effect to the Incremental Term Loan to be incurred)) or $650,000,000 (if the Senior Leverage Ratio is less than 3.00 to 1.00 at the time such Incremental Term Loan is incurred (after giving pro forma effect to the Incremental Term Loan to be incurred)),".

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         1.3 AMENDMENT TO SECTION 6.01.

            Section 6.01 of the Credit Agreement is hereby amended by deleting clause (xi) of Section 6.01(a) and restating it to read as follows:

                  "(xi) Senior Debt; provided that (A) the aggregate principal amount of Senior Debt incurred after the Effective Date and outstanding at any time in reliance on this clause (xi) shall not exceed the sum of
         (x) the outstanding amount of Oxoid Acquisition Debt plus (y) either
         (1) if the Senior Leverage Ratio is equal to or greater than 3.50 to
         1.00 at the time such Senior Debt is incurred (after giving pro forma effect to the Senior Debt to be incurred), $400,000,000, plus, if at the time Senior Debt is issued in excess of $400,000,000 there remains any unutilized amount of the maximum principal amount of Incremental Term Loans allowed to be incurred under Section 2.20, such unutilized amount, or in the alternative (2) if the Senior Leverage Ratio is less than 3.50 to 1.00 but greater than or equal to 3.00 to 1.00 at the time such Senior Debt is incurred (after giving pro forma effect to the Senior Debt to be incurred), $525,000,000, plus, if at the time Senior Debt is issued in excess of $525,000,000 there remains any unutilized amount of the maximum principal amount of Incremental Term Loans allowed to be incurred under Section 2.20, such unutilized amount, or in the alternative (3) if the Senior Leverage Ratio is less than 3.00 to 1.00 at the time such Senior Debt is incurred (after giving pro forma effect to the Senior Debt to be incurred), $650,000,000, plus, if at the time Senior Debt is issued in excess of $650,000,000 there remains any unutilized amount of the maximum principal amount of Incremental Term Loans allowed to be incurred under Section 2.20, such unutilized amount, and (B) the Net Proceeds of all Senior Debt shall be used to finance Permitted Acquisitions or to refinance Term Loans or outstanding Senior Debt;".

         1.4 AMENDMENT TO SECTION 6.04.

            Section 6.04 of the Credit Agreement is hereby amended by deleting the proviso in clause (a) thereof and restating it to read as follows:

                  "provided that, at the time of and after giving effect to each Perbio Transaction Investment, each Oxoid Transaction Investment and, in each case, any Indebtedness incurred in connection therewith, the sum of (i) the amount of cash and Permitted Investments, in each case, that are owned by the Company or a Domestic Subsidiary and that are not subject to any Lien (other than a Lien under the Security Documents), plus (ii) the unused Revolving Commitments plus (iii) the cash proceeds available under the Permitted Receivables Financing, shall not be less than $100,000,000;".

         1.5 AMENDMENT TO SECTION 6.07.

            Section 6.07 of the Credit Agreement is hereby amended by deleting the parenthetical clause in clause (iii)(y) of Section 6.07(c) and restating it to read as follows:

            "(adjusted to exclude (1) cash fees and expenses paid or incurred in connection with Perbio Transaction Investments or Oxoid Transaction Investments,
(2) charges and expenses of up to $50,000,000 in the aggregate in respect of the Redemption and the

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establishment of the Company's current Permitted Receivables Financing and the credit facilities established under this Agreement, (3) noncash expenses attributable to grants of stock, restricted stock or stock options and other noncash stock-based awards (including but not limited to performance units, stock appreciation rights, restricted stock units or dividend equivalents payable solely in shares of stock) and (4) the effects of any write-up in the book value of any inventory owned by Perbio and its subsidiaries or Oxoid and its subsidiaries resulting from the allocation of the purchase price for the Perbio Acquisition or the Oxoid Acquisition, as the case may be)".

         SECTION 2. ACKNOWLEDGEMENT AND CONSENT

            A. Each of the Initial Borrower and each other Subsidiary Guarantor (each individually a "CREDIT SUPPORT PARTY" and collectively, the "CREDIT SUPPORT PARTIES") has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Credit Support Party under each of the Loan Documents to which such Credit Support Party is a party shall not be impaired and each of the Loan Documents to which such Credit Support Party is a party is, and after the Second Amendment Effective Date shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

            B. Each Subsidiary Guarantor (other than Initial Borrower) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

         SECTION 3. CONDITIONS TO EFFECTIVENESS

            This Amendment shall become effective only upon the satisfaction of all of the conditions precedent (the date of satisfaction of all such conditions precedent being referred to herein as the "SECOND AMENDMENT EFFECTIVE DATE") set forth in this Section 3.

            A. CORPORATE DOCUMENTS. On or before the Second Amendment Effective Date, each Borrower shall, and shall cause each other Credit Support Party to, deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Second Amendment Effective Date:

                  (i) A good standing certificate from the Secretary of State of each Borrower's and each Credit Support Party's jurisdiction of organization, dated a recent date prior to the Second Amendment Effective Date.

                  (ii) Certified copies of the Certificate or Articles of Incorporation or the certificate of formation, as the case may be, of each Borrower dated a recent date prior to the Second Amendment Effective Date.

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                  (iii) Resolutions of the Board of Directors or managing
         member, as the case may be, of each Borrower approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the Second Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment.

                  (iv) Signature and incumbency certificates of the officers or managing members of each Borrower and each Credit Support Party executing this Amendment.

            B. AMENDMENT. Administrative Agent shall have signed a counterpart of this Amendment and Administrative Agent or its counsel shall have received from the Borrowers, the Credit Support Parties and the Required Lenders (i) a counterpart of this Amendment signed on behalf of each such party or (ii) written evidence satisfactory to Administrative Agent (which may include electronic mail or telecopy transmission of a signed signature page of this Amendment) that each such party has signed a counterpart of this Amendment.

            C. PAYMENT OF FEES AND EXPENSES. (i) On or before the Second Amendment Effective Date, the Administrative Agent shall have received from the Borrowers for the benefit of each Lender that shall have signed and delivered a counterpart to this Amendment to the Administrative Agent (including, without limitation, delivery via facsimile or electronic mail) on or before 5:00 p.m. (New York time) on February 25, 2004, an amendment fee equal to 0.05% of the sum as of such date of (a) such Lender's Revolving Commitment (without regard to availability or utilization at such time) and (b) the aggregate outstanding principal amount of Term Loans held by such Lender.

            (ii) The Company shall have paid or caused to be paid to Administrative Agent all amounts owing to Administrative Agent or any of its Affiliates on or prior to the Second Amendment Effective Date, including, without limitation, all of Administrative Agent's reasonable out-of-pocket costs and expenses as described in Section 10.03 of the Credit Agreement incurred by Administrative Agent (including, without limitation, the reasonable fees and disbursements of O'Melveny & Myers LLP) in connection with this Amendment and the documents and transactions related hereto.

            D. COMPLETION OF PROCEEDINGS. On or before the Second Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and its counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

         SECTION 4. REPRESENTATIONS AND WARRANTIES

            In order to induce Lenders and Administrative Agent to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Company represents and warrants to Administrative Agent and each Lender that the following statements are true, correct and complete:

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            A. AUTHORIZATION; ENFORCEABILITY. Each Borrower has all requisite corporate or limited liability company power and authority to enter into this Amendment. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate or limited liability company action by each Borrower. This Amendment has been duly executed and delivered by each Borrower and constitutes when executed and delivered, the legally valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting or limiting creditors' rights generally and by equitable principles relating to enforceability, regardless of whether considered as a proceeding in equity or at law.

            B. GOVERNMENT APPROVALS; NO CONFLICT. The execution and delivery by each Borrower of this Amendment (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable law or regulation in any material respect or the charter, by-laws or other organizational documents of any Borrower or any order of any Governmental Authority, (c) will not violate in any material respect or result in a default under any indenture, agreement or other instrument binding upon any Borrower or its assets, or give rise to a right thereunder to require any payment to be made by any Borrower, and (d) will not result in the creation or imposition of any Lien on any asset of any Borrower, except Liens created under the Loan Documents.

            C. INCORPORATION OF REPRESENTATIONS. The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the Second Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date.

            D. ABSENCE OF DEFAULT. No event has occurred and is continuing or would result from the execution, delivery or performance of this Amendment that constitutes or would constitute an Event of Default or a Default after giving effect to this Amendment.

            E. PERMITTED ACQUISITION. The Oxoid Acquisition, when consummated, will constitute a Permitted Acquisition under the Credit Agreement, as amended by this Amendment.

         SECTION 5. MISCELLANEOUS

            A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

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                  (ii) Except as specifically amended by this Amendment, the
         Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent, or any Lender under, the Credit Agreement or any of the other Loan Documents.

            B. FEES AND EXPENSES. Loan Parties acknowledge that all costs, fees and expenses as described in Section 10.03 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Loan Parties.

            C. HEADINGS. Section and Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

            D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                 [Remainder of page intentionally left blank.]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

                                 FISHER SCIENTIFIC INTERNATIONAL INC.,

                                 By:  _______________________________________
                                      Name:
                                      Title:



                                 FISHER SCIENTIFIC COMPANY L.L.C.,

                                 By: Fisher Scientific International Inc.,
                                         manager and sole member

                                 By:  _______________________________________
                                      Name:
                                      Title:


CREDIT SUPPORT PARTIES:
(FOR PURPOSES OF SECTION 2)

                                 COLE-PARMER INSTRUMENT COMPANY,

                                 By:  _______________________________________
                                      Name:
                                      Title:



                                 FISHER CLINICAL SERVICES INC.,

                                 By:  _______________________________________
                                      Name:
                                      Title:
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                                 FISHER HAMILTON L.L.C.,

                                 By: Fisher Scientific International Inc.,
                                         manager and sole member


                                 By:  _______________________________________
                                      Name:
                                      Title:


                                 FISHER SCIENTIFIC WORLDWIDE INC.,

                                 By:  _______________________________________
                                      Name:
                                      Title:



                                 FSWH COMPANY LLC

                                 By:  _______________________________________
                                      Name:
                                      Title:


                                 HYCLONE LABORATORIES, INC.

                                 By:  _______________________________________
                                      Name:
                                       Title:


                                 PIERCE MILWAUKEE, INC.

                                 By:  _______________________________________
                                      Name:
                                       Title:


                                 PIERCE BIOTECHNOLOGY, INC.

                                 By:  _______________________________________
                                      Name:
                                       Title:
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LENDERS:

                                 DEUTSCHE BANK AG, NEW YORK BRANCH,
                                 as Administrative Agent and Lender

                                 By: _________________________________________
                                     Name:
                                     Title:

                                 and

                                 By: _________________________________________
                                     Name:
                                     Title:
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                                 CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS
                                 CAYMAN ISLANDS BRANCH, as Syndication Agent and Lender

                                 By: _________________________________________
                                     Name:
                                     Title:

                                        and

                                 By: _________________________________________
                                     Name:
                                     Title:
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                                 BANK OF AMERICA, N.A.,
                                 as Syndication Agent and Lender

                                 By: _________________________________________
                                     Name:
                                     Title: